American Century Capital Portfolios, Inc. Prospectus Supplement Equity Income Fund
Supplement dated February 23, 2016 ■ Prospectus dated August 1, 2015

The following is added to The Fund Management Team section on page 9 of the prospectus:
Dan Gruemmer
Mr. Gruemmer, Portfolio Manager, has been a member of the team that manages the fund since 2009. He joined American Century Investments in 2009 as an analyst and became a portfolio manager in 2015. He has a bachelor’s degree in aerospace engineering from Iowa State University, a master’s in aerospace engineering from Washington University and an MBA in finance, accounting and strategic management from the Booth School of Business at the University of Chicago. He is a CFA charterholder.

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